                                                                    EXHIBIT 10.1


                             UNICCO SERVICE COMPANY
                                    USC, INC.
                        UNICCO GOVERNMENT SERVICES, INC.
                              UNICCO FINANCE CORP.
                          UNICCO SERVICE OF M.I., INC.
                          UNICCO SERVICE OF N.J., INC.
                          275 Grove Street, Suite 3-200
                              Auburndale, MA 02466

                                                Dated as of:  July 29, 2002

Fleet National Bank
Individually and as Agent
100 Federal Street
Boston, Massachusetts  02110

Citizens Bank of Massachusetts
28 State Street
Boston, Massachusetts  02109

     Re:   Eighth Amendment to Loan Documents
           ----------------------------------

Ladies and Gentlemen:

     We refer to the Amended and Restated Revolving Credit Agreement, dated as of October 17, 1997 (as amended from time to time, the "Agreement"), among Unicco Service Company, USC, Inc., Unicco Government Services, Inc., Unicco Finance Corp., Unicco Service of M.I., Inc. and Unicco Service of N.J., Inc. (collectively, the "Borrowers"), the banking institutions referred to therein as Banks (the "Banks"), and Fleet National Bank, f/k/a BankBoston, N.A., as Agent (the "Agent"). Upon the terms and subject to the conditions contained in the Agreement, you agreed to make Revolving Loans to the Borrowers.

     Terms used in this letter of agreement (the "Eighth Amendment") which are not defined herein, but which are defined in the Agreement, shall have the same respective meanings herein as therein.

     We have requested that you make certain amendments to the Agreement. You have advised us that you are prepared and would be pleased to make the amendments so requested by us on the condition that we join with you in this Eighth Amendment.

     Accordingly, in consideration of these premises, the promises, mutual covenants and agreements contained in this Eighth Amendment, and fully intending to be legally bound by this Eighth Amendment, we hereby agree with you as follows:

                                    ARTICLE I

                             AMENDMENTS TO AGREEMENT

     Effective as of August 15, 2002, the Agreement is amended in each of the following respects:

     (a) The terms "Loan Documents" and "Security Documents" shall, wherever used in any of the Loan Documents or Security Documents, be deemed to also mean and include this Eighth Amendment.

     (b) Section 1.1 of the Agreement is hereby amended: (i) by deleting the definition of "Adjusted Eurodollar Rate" in its entirety, and (ii) by an inserting the following new definition immediately after the definition of "Letters of Credit" contained therein:

          "LIBOR Rate. With respect to any Interest Period, as applicable to any LIBOR Amount, the rate per annum (rounded upward, if necessary, to the nearest 1/100,000 of one percent) as determined on the basis of the offered rates for deposits in U.S. dollars, for a period of time comparable to such Interest Period which appears on the Telerate page 3750 as of 11:00 a.m. (London time) on the day that is two London Banking Days preceding the first day of such Interest Period; PROVIDED, HOWEVER, if the rate described above does not appear on the Telerate System on any applicable interest determination date, the LIBOR Rate shall be the rate (rounded upwards as described above, if necessary) for deposits in U.S. dollars for a period substantially equal to the Interest Period on the Reuters Page "LIBO" (or such other page as may replace the LIBO Page on that service for the purpose of displaying such rates), as of 11:00 a.m. (London time), on the day that is two London Banking Days prior to the beginning of such Interest Period. "BANKING DAY" shall mean, in respect of any city, any date on which commercial banks are open for business in that city.

          If both the Telerate and Reuters systems are unavailable, then the LIBOR Rate for that date will be determined on the basis of the offered rates for deposits in U.S. dollars for a period of time comparable to such Interest Period which are offered by four major banks in the London interbank market (chosen by the Agent in its sole discretion) at approximately 11:00 a.m. (London time), on the day that is two London Banking Days preceding that first day of such Interest Period as selected by the Agent. The principal London office of each of the four major London banks will be requested to provide a quotation of its U.S. dollar deposit offered rate. If at least two such quotations are provided, the LIBOR Rate for that date will be the arithmetic mean of the quotations. If fewer than two quotations are provided, the LIBOR Rate for that date will be determined on the basis of the rates quoted for loans in U.S. dollars to leading European banks for a period of time comparable to such Interest Period offered by major banks in New York City (chosen by the Agent in its sole discretion) at approximately 11:00 a.m. (New York City time), on the day that is two London Banking Days preceding the first day of such Interest Period. In the event that the Agent is unable to obtain any such quotation as provided above, it will be deemed that the LIBOR Rate for the requested Interest Period cannot be determined."

     (c)  The Agreement and each of the other Loan Documents is hereby amended:
(i) by deleting all references to "Adjusted Eurodollar Rate" contained therein and inserting in place thereof the term "LIBOR Rate," and (ii) by deleting all references to "Eurodollar" contained therein and inserting in place thereof the term "LIBOR."

     (d)  The definition of "Revolving Credit Maturity Date" contained in
Section 1.1 of the Agreement is hereby amended: (i) by deleting the reference to "October 14, 2002" contained therein, and (ii) by inserting in place thereof the date "August 15, 2005."

     (e) The definition of "Revolving Loans" contained in Section 1.1 of the Agreement is hereby amended: (i) by deleting the reference to "$55,000,000" contained therein, and (ii) by inserting in place thereof the amount "$60,000,000."

     (f) The definition of "Total Commitment" contained in Section 1.1 of the Agreement is hereby amended: (i) by deleting the reference to "$55,000,000" contained therein, and (ii) by inserting in place thereof the amount "$60,000,000."

     (g) Section 2.18 of the Agreement is hereby amended: (i) by deleting the reference to "$2,500,000" contained therein, and (ii) by inserting in place thereof "$22,000,000."

     (h) Table 1 in Section 2.5 of the Agreement is hereby amended to read in its entirety as follows:

                                    "TABLE 1


          Funded Debt Ratio at the end of the
           immediately preceding quarter                        Commitment Fee
          -----------------------------------                   --------------

   a)    greater than or equal to 5.00 to 1                          .50%

   b)    less than 5.00 to 1 but greater than or equal              .375%
         to 3.50 to 1

   c)    less than 3.50 to 1                                        .25%"

     (i) Subsection (a) of Section 5.1 of the Agreement is hereby amended: (i) by deleting the reference to "90 days" contained therein and inserting in place thereof "120 days," (ii) by deleting the reference to "concurrently with such financial statements" contained therein and inserting in place thereof "within 150 days after the end of such fiscal year," and (iii) deleting the reference to "a copy of said certified public accountants' management letter, if any," contained therein and inserting in place thereof "a copy of said certified public accountants' management letter."

     (j) Subsection (e) of Section 5.1 of the Agreement is hereby amended: (i) by deleting the reference to "10 days" contained therein, and (ii) by inserting in place thereof "30 days."

     (k) Subsection (f) of Section 5.1 of the Agreement is hereby amended: (i) by deleting the reference to "on or before" contained therein, and (ii) by inserting in place thereof "no later than 30 days prior to."

     (l) Subsection (g) of Section 5.1 of the Agreement is hereby amended: (i) by deleting the reference to "subsections (a) and (b)" contained therein and inserting in place thereof "subsection (b)," and (ii) by inserting immediately following the reference to "Section 6.9" the following: ", Section 6.9A."

     (m) Subsection (m) of Section 5.1 of the Agreement is hereby amended to read in its entirety as follows:

          "(m) promptly upon becoming aware of any litigation or of any investigative proceedings by a governmental agency or authority commenced or threatened against any member of the Borrower Affiliated Group (or any of its senior management, provided that such litigation or investigative proceeding is related to a member of the Borrower Affiliated Group) of which it has notice, or of a material change in any such existing litigation or proceedings, the outcome of which would or might either (i) have a materially adverse effect on the assets, business or prospects of any member of the Borrower Affiliated Group or any of its senior management, or (ii) result in potential liability to the Borrower Affiliated Group or any of its senior management in excess of $350,000, written notice thereof and the action being or proposed to be taken with respect thereto;"

     (n) Section 6.7 of the Agreement is hereby amended to read in its entirety as follows:

          "6.7 TOTAL DEBT RATIO. The Borrower Affiliated Group shall not permit the Total Debt Ratio of the Borrower Affiliated Group as at the last day of any fiscal quarter in any fiscal period identified below to be greater than the ratio specified below opposite such period:


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                                                           Maximum
                     Period                                 Ratio
                     ------                                -------

For any four consecutive fiscal quarters ending            6.00 to 1
on or after June 30, 2002 through December 29,
2002 (determined at the end of each fiscal quarter for the four quarters then ending)

For the four consecutive fiscal quarters ending            5.50 to 1
on March 30, 2003 (determined at the end of such fiscal quarter for the four quarters then ending)

For the four consecutive fiscal quarters ending            4.25 to 1
on June 29, 2003 (determined at the end of such fiscal quarter for the four quarters then ending)

For any four consecutive fiscal quarters ending            4.00 to 1"
on or after September 28, 2003 (determined at the end of each fiscal quarter for the four quarters then ending)

     (o) Section 6.9 of the Agreement is hereby amended to read in its entirety as follows:

          "6.9 MINIMUM INTEREST COVERAGE. The Borrower Affiliated Group shall not permit the Minimum Interest Coverage of the Borrower Affiliated Group as at the last day of any fiscal quarter, for the four consecutive fiscal quarters then ending, to be less than 2.00 to 1."

     (p) Section 6.9A of the Agreement is hereby amended to read in its entirety as follows:

          "6.9A. TOTAL SENIOR DEBT RATIO. The Borrower Affiliated Group shall not permit the Total Senior Debt Ratio of the Borrower Affiliated Group as at the last day of any fiscal quarter in any fiscal period identified below to be greater than the ratio specified below opposite such period:

                                                                   Maximum
                     Period                                         Ratio
                     ------                                        -------

For any four consecutive fiscal quarters ending                   3.00 to 1
on or after June 30, 2002 through December 29,
2002 (determined at the end of each fiscal quarter for the four quarters then ending)

For any four consecutive fiscal quarters ending                   2.50 to 1"
on or after March 30, 2003 (determined at the end of each fiscal quarter for the four quarters then ending)

     (q) Section 6.17 of the Agreement is hereby amended to read in its entirety as follows:

          "6.17 MAXIMUM CAPITAL EXPENDITURES. The Borrower Affiliated Group shall not make any Capital Expenditures in any fiscal year in excess of $3,500,000. It is acknowledged that, in connection with a Permitted Acquisition, the portion of the purchase price allocable to capital assets shall not constitute Capital Expenditures for purposes of this
          Section 6.17."

     (r) Section 10.8 of the Agreement is hereby amended by inserting the following clause at the end of the first sentence after clause (F) thereof: "; and (G) any change to any of the covenants contained in Section 6.7, Section 6.8, Section 6.9, Section 6.9A, Section 6.17 or any change to the definition of a defined term used in any such covenant if such change would cause a material change to such covenant."

     (s) EXHIBIT A to the Credit Agreement and each of the Revolving Credit Notes is amended and restated as set forth in the Revolving Credit Notes attached hereto as ANNEX 1.

     (t) SCHEDULE 1 to the Agreement is amended to read in its entirety as set forth in ANNEX 2 hereto.

     (u) Notwithstanding subsections (b) and (c) above, any presently outstanding Eurodollar Loan due to mature on September 9, 2002 shall continue to be treated in all respects as a Eurodollar Loan until September 9, 2002, but not thereafter, as though such subsections (b) and (c) above were of no force or effect.

                          [continued on following page]

                                   ARTICLE II

                             [Intentionally Omitted]








                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     The Borrowers hereby jointly and severally represent and warrant to you as follows:

     (a) REPRESENTATIONS IN AGREEMENT. Each of the representations and warranties made by the Borrowers to you in the Agreement was true, correct and complete when made and is true, correct and complete in all material respects on and as of the date hereof with the same full force and effect as if each of such representations and warranties had been made by the Borrowers on the date hereof and in this Eighth Amendment (except to the extent such representations and warranties expressly relate to an earlier date).

     (b) NO DEFAULTS OR EVENTS OF DEFAULT. No Default or Event of Default exists on the date of this Eighth Amendment (both before and after giving effect to all of the arrangements and transactions contemplated by this Eighth Amendment).

     (c) BINDING EFFECT OF DOCUMENTS. This Eighth Amendment has been duly executed and delivered to you by the Borrowers and is in full force and effect as of the date hereof, and the agreements and obligations of the Borrowers contained herein constitute the joint and several, and legal, valid and binding obligations of the Borrowers enforceable against the Borrowers in accordance with their respective terms.

                                   ARTICLE IV

                        PROVISIONS OF GENERAL APPLICATION

     (a) NO OTHER CHANGES. Except to the extent specifically amended and supplemented hereby, all of the terms, conditions and the provisions of the Agreement and each of the Loan Documents and Security Documents shall remain unmodified, and the Agreement and each of the other Loan Documents and Security Documents, as amended and supplemented by this Eighth Amendment, are confirmed as being in full force and effect.

     (b) GOVERNING LAW. This Eighth Amendment is intended to take effect as a sealed instrument and shall be deemed to be a contract under the laws of the Commonwealth of Massachusetts. This Eighth Amendment and the rights and obligations of each of the parties hereto and thereto shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts.

     (c) BINDING EFFECT; ASSIGNMENT. This Eighth Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors in title and assigns.

     (d) COUNTERPARTS. This Eighth Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument. In making proof of this Eighth Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

     (e) CONFLICT WITH OTHER AGREEMENTS. If any of the terms of this Eighth Amendment shall conflict in any respect with any of the terms of any of the Agreement or any other Loan Document, the terms of this Eighth Amendment shall be controlling.

     (f) CONDITIONS PRECEDENT. This Eighth Amendment shall be effective as of August 15, 2002, but only if each of the following conditions has been met to the satisfaction of the Agent: (i) the form of acceptance at the end of this Eighth Amendment shall be signed by each of the Borrowers, the Guarantor, the Agent and the Banks, (ii) a

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field service examination shall be conducted by the Agent and, if necessary, the
Borrowing Base shall be adjusted, (iii) the Agent's due diligence of the Borrowers shall be completed, and (iv) the Agent shall have received an original of any necessary consents to this Eighth Amendment.

     (g) RETURN OF CANCELED NOTES. Following the execution and delivery of the promissory notes referred to in clause (q) above, each of the Banks shall cancel and return to the Borrowers the original promissory notes which are being superceded.

     If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Eighth Amendment and return such counterpart to the undersigned, whereupon this Eighth Amendment, as so accepted by you, shall become a binding agreement among you and the undersigned.

                                    Very truly yours,

                                    The Borrowers:
                                    -------------

                                    UNICCO SERVICE COMPANY


                                    By:  /s/ George A. Keches
                                         ----------------------------------
                                         Title:  Treasurer

                                    USC, INC.


                                    By:  /s/ George A. Keches
                                         ----------------------------------
                                         Title:  Treasurer

                                    UNICCO GOVERNMENT SERVICES, INC.


                                    By:  /s/ George A. Keches
                                         ----------------------------------
                                         Title:  Treasurer

                                    UNICCO FINANCE CORP.


                                    By:  /s/ George A. Keches
                                         ----------------------------------
                                         Title:  Treasurer


                    [Signature pages continued on next page]

                                      UNICCO SERVICE OF M.I., INC.


                                      By:  /s/ George A. Keches
                                           ----------------------------------
                                           Title:  Treasurer


                                      UNICCO SERVICE OF N.J., INC.


                                      By:  /s/ George A. Keches
                                           ----------------------------------
                                           Title:  Treasurer


     The foregoing Eighth Amendment is hereby accepted by the undersigned as of July 29, 2002.

The Banks:
---------

FLEET NATIONAL BANK


By:  /s/ Michael A. Palmer
     -----------------------------------
     Title:  Senior Vice President


CITIZENS BANK OF MASSACHUSETTS


By:  /s/ David J. Costello
     -----------------------------------
     Title:  Vice President


The Agent:
---------

FLEET NATIONAL BANK, as Agent


By:  /s/ Michael A. Palmer
     -----------------------------------
     Title:  Senior Vice President


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



                              CONSENT OF GUARANTOR


         Unicco Facility Services Canada Company (the "Guarantor") has guaranteed the Obligations of the Borrowers under (and as defined in) the Agreement by executing one or more Unlimited Guarantees, dated as of October 17, 1997 (the "U-Canada Guaranty"). By executing this letter, the Guarantor hereby absolutely and unconditionally reaffirms the U-Canada Guaranty and acknowledges and agrees to the terms and conditions of this Eighth Amendment, and the Agreement as amended hereby.

                                    UNICCO FACILITY SERVICES CANADA COMPANY



                                    By:  /s/ George A. Keches
                                         ------------------------------
                                         Title:  Treasurer

                                                                         ANNEX 1


                              AMENDED AND RESTATED
                             REVOLVING CREDIT NOTES

                            [Intentionally omitted.]

                                                                         ANNEX 2


                                   SCHEDULE 1


                           Bank Commitment Percentages


                                       Commitment                  Commitment
Bank                                     Amount                    Percentage
----                                   ----------                  ----------

Fleet National Bank                   $45,000,000                    75.00%
100 Federal Street
Boston, MA  02110

Citizens Bank of Massachusetts        $15,000,000                    25.00%
28 State Street
Boston, MA  02109



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